UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.06	Material Impairment.

On April 23, 2024 (the “Signing Date”), Masonite International Corporation, a British Columbia corporation (“Masonite” or the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) providing for the disposition (the “Disposition”) of the Company’s Architectural reporting segment (the “Architectural Business”) for a total transaction value of approximately $75 million subject to customary post-closing adjustments. The Disposition is expected to be completed in the second quarter of 2024.

As a result of entering into the Asset Purchase Agreement, Masonite concluded that on and as of the Signing Date that the assets and liabilities of the Architectural Business meet the criteria to be classified as held for sale. Masonite anticipates recording a net non-cash impairment charge during the second quarter of 2024 in the preliminary range of $90 to $100 million (the “Impairment”) as a result of the Disposition. Masonite does not anticipate that this charge will result in future cash expenditures. The final amount of the non-cash impairment charge may vary from the preliminary range as a result of a number of factors, including (i) the fair value of any indemnification liabilities, (ii) changes in foreign exchange rates, (iii) the working capital of the Architectural Business upon consummation of the transaction, (iv) the evaluation of any income tax impacts and (v) other assumptions used including discount rates and allocations.

Item 7.01	Regulation FD Disclosure.
On April 24, 2024, Masonite issued a press release relating to the Disposition. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements about Masonite’s ability to complete the Disposition on the terms disclosed or at all and the size and impact of the Impairment. When used in this Current Report on Form 8-K, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology.

Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, statements regarding the expected timing and structure of the Disposition; the ability of the parties to complete the Disposition; risks related to diverting management’s attention from ongoing business operations and disrupting our relationships with third-parties and employees during the pendency of the proposed transaction between us and Owens Corning (the “Acquisition”); the risk that the Acquisition may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; the outcome of any legal proceedings that may be instituted against us related to the Acquisition or the agreement pursuant to which the Acquisition would be effected, downward trends in our end markets and in economic conditions; volatility and uncertainty in general business, economic conditions or financial markets, including the impact on the building product industries and housing markets; challenges pertaining to financing and the impact on reduced levels of residential new construction, residential repair, renovation and remodeling, and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; the impact of energy and transportation price fluctuations; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; our ability to innovate and accurately anticipate demand for our products; availability of raw materials, price fluctuations and supply chain disruptions; impacts on our business from weather and climate change; our ability to successfully consummate and integrate acquisitions; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including potential disruptions and manufacturing realignments (including related restructuring charges); product liability claims and product recalls; retention of key management personnel; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks and data privacy requirements; our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations, including our obligations under our senior notes, our term loan credit agreement (the "Term Loan Facility") and our asset-based revolving credit facility (the "ABL Facility"); limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes, the Term Loan Facility and the ABL Facility; fluctuating foreign exchange and interest rates; environmental and other government regulations, including the United States Foreign Corrupt Practices Act ("FCPA"), and any changes in such regulations; tariffs and evolving trade policy and friction between the United States and other countries, including China, and the impact of anti-dumping and countervailing duties; our ability to replace our expiring patents and to innovate and keep pace with technological developments. For a more detailed discussion of these factors, see the information under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward Looking Statements” in our most recent annual report on Form 10-K filed with the SEC on February 29, 2024, in each case as updated by our subsequent filings with the SEC. Masonite undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Masonite International Corporation on April 24, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	April 24, 2024	By:	/s/ James C. Pelletier
		Name:	James C. Pelletier
		Title:	Senior Vice President, General Counsel and Corporate Secretary
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